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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported): September 12, 1996


                              THE GILLETTE COMPANY
               (Exact name of registrant as specified in charter)

         DELAWARE                       1-922                    04-1366970
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
         of incorporation)                                   Identification No.)


Prudential Tower Building, Boston, Massachusetts                        02199
       (Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (617) 421-7000





                       This is page 1 of __ pages. Exhibit
                            Index appears on page 5.



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ITEM 5.  OTHER EVENTS

         On September 12, 1996, The Gillette Company (the "Registrant") and Duracell International Inc. ("Duracell") entered into an Agreement and Plan of Merger (the "Merger Agreement"). The Merger Agreement provides that a subsidiary of the Registrant will merge with Duracell, which will survive as a wholly-owned subsidiary of the Registrant. In the merger, each share of Duracell Common Stock, $.01 par value, outstanding immediately prior to the effective time will be converted into the right to receive 0.904 shares of Common Stock, $1.00 par value, of the Registrant. Based upon the agreed-upon exchange ratio, the Registrant expects to issue approximately 108 million primary shares. The transaction is intended to be a tax-free exchange of shares and is expected to qualify for pooling accounting treatment. The merger is subject to approval of stockholders of both companies and other customary closing conditions. Affiliates of Kohlberg Kravis Roberts & Co., which own 41.1 million Duracell shares representing 34% of Duracell's outstanding shares, have agreed to vote in favor of the merger. If approved by stockholders of both companies, the merger is expected to be effective by the end of 1996.

         The foregoing description is qualified entirely by reference to the joint press release announcing the proposed merger, the Merger Agreement, the Stockholders Agreement and the Registration Rights Agreement, copies of which are attached to this report as Exhibits 99.1, 2.1, 10.1 and 10.2, respectively, and are incorporated herein by reference.


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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

         2.1 Agreement and Plan of Merger dated as of September 12, 1996 by and among the Registrant, Alaska Acquisition Corp. and Duracell International Inc.

         10.1 Stockholders Agreement dated as of September 12, 1996 between the Registrant and KKR Partners II, L.P. and DI Associates, L.P.

         10.2 Registration Rights Agreement dated as of September 12, 1996 between the Registrant and KKR Partners II, L.P. and DI Associates, L.P.

         99.1 Joint Press Release issued by the Registrant and Duracell International Inc. on September 12, 1996.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            THE GILLETTE COMPANY


                                            By:   /s/ Kenneth F. Kames
                                                  -----------------------------
                                                  Title: Vice President


Date:  September 13, 1996



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                                  EXHIBIT INDEX


     Exhibit No.               Description of Exhibits                      Page
     -----------               -----------------------                      ----

         2.1 Agreement and Plan of Merger dated as of September 12, 1996 and among the Registrant, Alaska Acquisition Corp. and
                  Duracell International, Inc.

         10.1     Stockholders Agreement dated as of
                  September 12, 1996 between the Registrant and KKR Partners II, and DI Associates,
                  L.P.

         10.2     Registration Rights Agreement dated as of
                  September 12, 1996 between the Registrant and KKR Partners II, L.P. and DI
                  Associates, L.P.

         99.1     Joint Press Release issued by the
                  Registrant and Duracell International Inc.
                  on September 12, 1996.




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